Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

Barclays Capital Inc.

J.P. Morgan Securities LLC

SG Americas Securities, LLC

SMBC Nikko Securities America, Inc.

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2021-3 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “2021-3 UWR01 B295 Jun2021 2-0B Reg ABII Short List 071221.txt,” provided by the Company on July 12, 2021, containing information on 106,717 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) as of June 30, 2021 (the “Data File”), and (ii) an electronic data file entitled “HAROT 2021-3 B295 Honda_ex102_Jun2021_Initial_2- 0bn.csv,” provided by the Company on July 16, 2021, containing information on the Receivables as of June 30, 2021 (the “XML File”), which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2021-3 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purposes of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and the XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit B, which the Company informed us are acceptable forms of Title Document.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value of the Data File, as described in Exhibit C.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value of the XML File, as described in Exhibit D.

•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Title Document, and/or Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Data File Instructions, XML File Instructions, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

B.	For each Selected Receivable, we compared the specified attributes listed below to or using the corresponding information included in the Receivable File, utilizing the Data File Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Data File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Data File Instructions
First Payment Date	Installment Sale Contract and Data File Instructions
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Attribute	Receivable File/Data File Instructions
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and Data File Instructions
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions
Origination Date	Installment Sale Contract
Original Maturity Date	Installment Sale Contract and Data File Instructions
Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems
Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems and Data File Instructions
Legal Owner or Lien Holder Name	Title Document and Data File Instructions

We found such information to be in agreement , except as listed in Exhibit E. Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 106,717 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

D.	For each Selected Receivable, we compared or recomputed the specified attributes listed below to the corresponding information included in the Receivable File, utilizing the XML File Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the XML File to the Receivable File for each of the attributes identified, utilizing the XML File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/XML File Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Attribute	Receivable File/XML File Instructions
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Origination Date	Installment Sale Contract and XML File Instructions
First Payment Date	Installment Sale Contract and XML File Instructions
Maturity Date	Installment Sale Contract and XML File Instructions
Recomputed Original Loan Term	Installment Sale Contract and XML File Instructions
Recomputed Grace Period Number	Installment Sale Contract and XML File Instructions
Subvented	“Accrual Group” screen shot from AHFC Systems and XML File Instructions
Current Delinquency Status	“Delinquency Summary” and “Payment History” screen shots from AHFC Systems, and XML File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 106,717 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, the XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

 Irvine, California

August 3, 2021

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20213001	60	20213060	119	20213119	178	20213178	237	20213237
2	20213002	61	20213061	120	20213120	179	20213179	238	20213238
3	20213003	62	20213062	121	20213121	180	20213180	239	20213239
4	20213004	63	20213063	122	20213122	181	20213181	240	20213240
5	20213005	64	20213064	123	20213123	182	20213182	241	20213241
6	20213006	65	20213065	124	20213124	183	20213183	242	20213242
7	20213007	66	20213066	125	20213125	184	20213184	243	20213243
8	20213008	67	20213067	126	20213126	185	20213185	244	20213244
9	20213009	68	20213068	127	20213127	186	20213186	245	20213245
10	20213010	69	20213069	128	20213128	187	20213187	246	20213246
11	20213011	70	20213070	129	20213129	188	20213188	247	20213247
12	20213012	71	20213071	130	20213130	189	20213189	248	20213248
13	20213013	72	20213072	131	20213131	190	20213190	249	20213249
14	20213014	73	20213073	132	20213132	191	20213191	250	20213250
15	20213015	74	20213074	133	20213133	192	20213192	251	20213251
16	20213016	75	20213075	134	20213134	193	20213193	252	20213252
17	20213017	76	20213076	135	20213135	194	20213194	253	20213253
18	20213018	77	20213077	136	20213136	195	20213195	254	20213254
19	20213019	78	20213078	137	20213137	196	20213196	255	20213255
20	20213020	79	20213079	138	20213138	197	20213197	256	20213256
21	20213021	80	20213080	139	20213139	198	20213198	257	20213257
22	20213022	81	20213081	140	20213140	199	20213199	258	20213258
23	20213023	82	20213082	141	20213141	200	20213200	259	20213259
24	20213024	83	20213083	142	20213142	201	20213201	260	20213260
25	20213025	84	20213084	143	20213143	202	20213202	261	20213261
26	20213026	85	20213085	144	20213144	203	20213203	262	20213262
27	20213027	86	20213086	145	20213145	204	20213204	263	20213263
28	20213028	87	20213087	146	20213146	205	20213205	264	20213264
29	20213029	88	20213088	147	20213147	206	20213206	265	20213265
30	20213030	89	20213089	148	20213148	207	20213207	266	20213266
31	20213031	90	20213090	149	20213149	208	20213208	267	20213267
32	20213032	91	20213091	150	20213150	209	20213209	268	20213268
33	20213033	92	20213092	151	20213151	210	20213210	269	20213269
34	20213034	93	20213093	152	20213152	211	20213211	270	20213270
35	20213035	94	20213094	153	20213153	212	20213212	271	20213271
36	20213036	95	20213095	154	20213154	213	20213213	272	20213272
37	20213037	96	20213096	155	20213155	214	20213214	273	20213273
38	20213038	97	20213097	156	20213156	215	20213215	274	20213274
39	20213039	98	20213098	157	20213157	216	20213216	275	20213275
40	20213040	99	20213099	158	20213158	217	20213217	276	20213276
41	20213041	100	20213100	159	20213159	218	20213218	277	20213277
42	20213042	101	20213101	160	20213160	219	20213219	278	20213278
43	20213043	102	20213102	161	20213161	220	20213220	279	20213279
44	20213044	103	20213103	162	20213162	221	20213221	280	20213280
45	20213045	104	20213104	163	20213163	222	20213222	281	20213281
46	20213046	105	20213105	164	20213164	223	20213223	282	20213282
47	20213047	106	20213106	165	20213165	224	20213224	283	20213283
48	20213048	107	20213107	166	20213166	225	20213225	284	20213284
49	20213049	108	20213108	167	20213167	226	20213226	285	20213285
50	20213050	109	20213109	168	20213168	227	20213227	286	20213286
51	20213051	110	20213110	169	20213169	228	20213228	287	20213287
52	20213052	111	20213111	170	20213170	229	20213229
53	20213053	112	20213112	171	20213171	230	20213230
54	20213054	113	20213113	172	20213172	231	20213231
55	20213055	114	20213114	173	20213173	232	20213232
56	20213056	115	20213115	174	20213174	233	20213233
57	20213057	116	20213116	175	20213175	234	20213234
58	20213058	117	20213117	176	20213176	235	20213235
59	20213059	118	20213118	177	20213177	236	20213236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

A-1

Exhibit B
Title Documents

Certificate of Title	Title Application
Security Interest Filing	Notification of Lien Perfection
Lien Holders Release Forms	Notice of Filing
Title and Registration Receipt	“Title,” “Lien Perfection,” or “MO Online Vehicle Report” screen shot from DealerTrack

B-1

Exhibit C
Data File Instructions

Attribute	Data File Instructions
First Payment Date	Consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. The Company informed us that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.
Annual Percentage Rate (“APR”)	In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. We compared the recomputed APR to the APR in the Data File.
New vs. Used	Consider an entry of “C” or “U” in the Data File to be a Used vehicle.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, the Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, punctuation of the full legal name as well as the addition of the PO Box city name to be acceptable.

C-1

Exhibit D
XML File Instructions

Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Recomputed Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.
Recomputed Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

D-1

Exhibit D (cont’d)
XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, the Company informed us that the difference is due to the timing of payment processing or payment reversal. To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day. For purposes of comparing Current Delinquency Status for such instances, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File. In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screen shot from AHFC Systems. We then compared the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.

D-2

Exhibit E
Exception List (Data File)

Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
28	20213028	Scheduled Monthly Payment	$647.08	$650.00
35	20213035	Scheduled Monthly Payment	$625.10	$636.93
87	20213087	Scheduled Monthly Payment	$658.64	$663.36
108	20213108	Scheduled Monthly Payment	$884.70	$894.69

E-1